SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
NOTE 17 - SUBSEQUENT EVENTS
a)	Shares Issued for Services

In February 2018, the Company entered into two consulting agreements for the provision of compliance and strategic advisory services and issued 600,000 common shares pursuant to the agreements.

b)	Issuance of Convertible Promissory Notes

Subsequent to year end, the Company issued two convertible promissory notes for total proceeds of US$163,000. The notes are unsecured, bear interest at 12% per annum from the date of issuance, and mature between 6 months and one year after the date of issuance.

Any amount of interest or principal that is not paid on the maturity date bears interest at 22% per annum from the maturity date to the date of payment. Any amount of principal and or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common share of the Company at a price equal to 61% of the lowest closing bid price for the Company’s stock as reported on the OTC during the fifteen trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

c)	Conversion of Promissory Notes

Subsequent to year end, the Company issued a total of 7,123,323 common shares on conversion of convertible promissory notes totalling US$540,540 (Note 9(c),(d),(e)).